UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) November 14, 2019 (November 14, 2019)

HERTZ GLOBAL HOLDINGS, INC.
THE HERTZ CORPORATION
(Exact name of registrant as specified in its charter)

Delaware	001-37665			61-1770902
Delaware	001-07541			13-1938568
(State or other jurisdiction of incorporation)	(Commission File Number)			(I.R.S. Employer Identification No.)

8501 Williams Road
	Estero,	Florida	33928
	239	301-7000
(Address, including Zip Code, and telephone number, including area code, of registrant's principal executive offices)

Not Applicable
Not Applicable
(Former name, former address and former fiscal year, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:
	Title of Each Class		Trading Symbol(s)	Name of Each Exchange on which Registered
Hertz Global Holdings, Inc.	Common Stock	par value $0.01 per share	HTZ	New York Stock Exchange
The Hertz Corporation	None		None	None

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

ITEM 8.01 OTHER EVENTS

Each of Hertz Global Holdings, Inc. (“HGH”) and The Hertz Corporation (“Hertz”) is filing as Exhibit 99.1 hereto a press release issued on November 14, 2019 by HGH, announcing the upsizing and pricing of the private offering by Hertz of $900 million in aggregate principal amount of 6.000% Senior Notes due 2028 (the “Notes”). The aggregate principal amount of the Notes offered was increased from $750 million. The contents of such press release are incorporated by reference in this Item 8.01.

On November 14, 2019, Hertz provided a conditional notice (the “Notice of Conditional Redemption”) to Wells Fargo Bank, National Association, as trustee (the “Trustee”), of its intent to redeem its 7.625% Senior Secured Second Priority Notes due 2022 (the “Senior Secured Second Priority Notes”), pursuant to the Indenture, dated as of June 6, 2017, as supplemented (the “Senior Secured Second Priority Indenture”), among Hertz, the guarantors from time to time party thereto, and the Trustee. The redemption of the Senior Secured Second Priority Notes is subject to the satisfaction of specified conditions precedent set forth in the Notice of Conditional Redemption, including the consummation of the Capital Markets Offerings (as defined in the Notice of Conditional Redemption). The Notice of Conditional Redemption provides for the redemption of $900 million in aggregate principal amount of Senior Secured Second Priority Notes.

The Notice of Conditional Redemption will be sent by the Trustee to the registered holders of the Senior Secured Second Priority Notes in accordance with the requirements of the Senior Secured Second Priority Indenture on November 14, 2019.

The anticipated redemption date is November 25, 2019 or, if the conditions precedent are not satisfied on or prior to November 25, 2019, such later date (but not later than January 13, 2020) as such conditions precedent are so satisfied (such date of such redemption, the “Redemption Date”). The redemption price for the Senior Secured Second Priority Notes will be equal to 103.813% of the principal amount thereof, plus accrued but unpaid interest thereon to the Redemption Date.

The above description of the Notice of Conditional Redemption is not complete and is qualified in its entirety by reference to Exhibit 99.2.

This report does not constitute a notice of redemption under the Senior Secured Second Priority Indenture, nor an offer to tender for, or purchase, any Senior Secured Second Priority Notes or any other security. There can be no assurances that the conditions precedent to the redemption will be satisfied or that the redemption will occur.

CAUTIONARY NOTE REGARDING FORWARD-LOOKING STATEMENTS

Certain statements contained in this report, and in related comments by the Company’s management, include “forward-looking statements.” Forward-looking statements include information concerning the Company’s liquidity and its possible or assumed future results of operations, including descriptions of its business strategies. These statements often include words such as “believe,” “expect,” “project,” “potential,” “anticipate,” “intend,” “plan,” “estimate,” “seek,” “will,” “may,” “would,” “should,” “could,” “forecasts” or similar expressions. These statements are based on certain assumptions that the Company has made in light of its experience in the industry as well as its perceptions of historical trends, current conditions, expected future developments and other factors it believes are appropriate in these circumstances. The Company believes these judgments are reasonable, but you should understand that these statements are not guarantees of performance or results, and the Company’s actual results could differ materially from those expressed in the forward-looking statements due to a variety of important factors, both positive and negative, that may be revised or supplemented in subsequent reports on Forms 10-K, 10-Q and 8-K filed or furnished to the Securities and Exchange Commission ("SEC"). Among other items, such factors could include: levels of travel demand, particularly with respect to airline passenger traffic in the United States and in global markets; the effect of the Company's separation of its vehicle and equipment rental businesses, any failure by Herc Holdings Inc. to comply with the agreements entered into in connection with the separation and the Company's ability to obtain the expected benefits of the separation; significant changes in the competitive environment and the effect of competition in the Company's markets on rental volume and pricing, including on the Company's pricing policies or use of incentives; occurrences that disrupt rental activity during the Company's peak periods; the Company's ability to accurately estimate future levels of rental activity and adjust the number and mix of vehicles used in its rental operations accordingly; increased vehicle costs due to declines in the value of the Company's non-program vehicles; the Company's ability to maintain sufficient liquidity and the availability to it of additional or continued sources of financing for its revenue earning vehicles and to refinance its existing indebtedness; the Company's ability to purchase adequate supplies of competitively priced vehicles and risks relating to increases in the cost of the vehicles it purchases; the Company's ability to adequately respond to changes in technology and customer demands; the Company's ability to retain customer loyalty and market share; the Company's recognition of previously deferred tax gains on the disposition of revenue earning vehicles; an increase in the Company's vehicle costs or disruption to its rental activity, particularly during its peak periods, due to safety recalls by the manufacturers of its vehicles; the Company's access to third-party distribution channels and related prices, commission structures and transaction volumes; the Company's ability to execute a business continuity plan; a major disruption in the Company's communication or centralized information networks; a failure to maintain, upgrade and consolidate the Company's information technology networks; financial instability of the manufacturers of the Company's vehicles; any impact on the Company from the actions of its franchisees, dealers and independent contractors; the Company's ability to sustain operations during adverse economic cycles and unfavorable external events (including war, terrorist acts, natural disasters and epidemic disease); shortages of fuel and increases or volatility in fuel costs; the Company's ability to maintain favorable brand recognition and a coordinated branding and portfolio strategy; the Company's ability to maintain an effective employee retention and talent management strategy and resulting changes in personnel and employee relations; costs and risks associated with litigation and investigations; risks related to the Company's indebtedness, including its substantial amount of debt, its ability to incur substantially more debt, the fact that substantially all of its consolidated assets secure certain of its outstanding indebtedness and increases in interest rates or in its borrowing margins; the Company's ability to meet the financial and other covenants contained in its senior credit facilities and letter of credit facility, its outstanding unsecured senior notes, its outstanding senior second priority secured notes and certain asset-backed and asset-based arrangements; changes in accounting principles, or their application or interpretation, and the Company's ability to make accurate estimates and the assumptions underlying the estimates, which could have an effect on operating results; risks associated with operating in many different countries, including the risk of a violation or alleged violation of applicable anticorruption or antibribery laws and the Company's ability to repatriate cash from non-U.S. affiliates without adverse tax consequences; the Company's ability to prevent the misuse or theft of information it possesses, including as a result of cyber security breaches and other security threats; changes in the existing, or the adoption of new laws, regulations, policies or other activities of governments, agencies and similar organizations where such actions may affect the Company's operations, the cost thereof or applicable tax rates; risks relating to the Company's deferred tax assets, including the risk of an "ownership change" under the Internal Revenue Code of 1986, as amended; the Company's exposure to uninsured claims in excess of historical levels; fluctuations in interest rates and commodity prices; the Company's exposure to fluctuations in foreign currency exchange rates and other risks and uncertainties described from time to time in periodic and current reports that the Company files with the SEC.

Additional information concerning these and other factors can be found in the Company's filings with the SEC, including its Annual Reports on Form 10-K, Quarterly Reports on Form 10-Q and Current Reports on Form 8-K.

You should not place undue reliance on forward-looking statements. All forward-looking statements attributable to the Company or persons acting on its behalf are expressly qualified in their entirety by the foregoing cautionary statements. All such statements speak only as of the date made, and the Company undertakes no obligation to update or revise publicly any forward-looking statements, whether as a result of new information, future events or otherwise.

ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS.

(d) Exhibits.

Exhibit 99.1 - Press Release of HGH announcing upsizing and pricing of private offering by Hertz of 6.000% Senior Notes due 2028, dated November 14, 2019.
Exhibit 99.2 - Notice of Conditional Redemption, dated November 14, 2019, in respect of Hertz’s 7.625% Senior Secured Second Priority Notes due 2022.

Exhibit 99.1 shall not be deemed filed for purposes of Section 18 of the Exchange Act, nor shall it be deemed incorporated by reference in any filing under the Securities Act, except as shall be expressly set forth by specific reference in a filing.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, each registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

HERTZ GLOBAL HOLDINGS, INC. THE HERTZ CORPORATION
(each, a Registrant)

By:	/s/ JAMERE JACKSON
Name:	Jamere Jackson
Title:	Executive Vice President and Chief Financial Officer
Date:  November 14, 2019